Ehxibit 10-24

PROJECT AGREEMENT AND LETTER OF AUTHORIZATION

FORMATECH, Inc.
200 Bulfinch Drive
Andover, MA 01810
Attention: Jeff Clement

Pursuant to the terms and conditions of a Contract Aseptic Fill Manufacturing Agreement MA-102-10 (the “Manufacturing Agreement”) by and between FORMATECH, INC. (hereinafter, FORMATECH) and Cellceutix, Inc., (hereinafter, “CLIENT”), CLIENT hereby authorizes FORMATECH to perform the services identified herein:

•	using the components and excipients identified in Exhibit I, and
•	in accordance with the Pricing Schedule identified in Exhibit II.

General Information
Product Name	Kevetrin
Product use and/or indication	Oncology
Molecule Type	Small Molecule
Batch Size (# of vials)	<3,500 Vials
Formulation	30.0 mg/mL
Fill volume:	1.0mL
Clinical Phase of Lot to be Manufactured	Phase I
Countries in which studies will be held	USA
Bulk Drug Substance Storage Conditions	CRT
Drug Product Storage Conditions	2-8°C

If you agree to the aforementioned terms and conditions, please sign and return one copy of this letter to the undersigned.

CELLCEUTIX, INC.

By: _______________________________

Date: ______________________________

Accepted and agreed to:

FORMATECH, INC.

By: ______________________________________

Date: _____________________________________

Disposition of product tailings, weight check vials, process and testing reject materials

Note: Formatech will dispose of all product tailings, weight check vials, process and testing reject vials within four (4) weeks of completion of manufacturing activities for this batch.

In the event that CLIENT wishes to reclaim these materials, please designate as such below and provide shipping information.

      Return to CLIENT or CLIENT designee

Ship to:                 _____________________________________________
_____________________________________________
_____________________________________________
_____________________________________________

FORMATECH, Inc., 200 Bulfinch Drive, Andover, MA  01810
FTI#: PA-036-10JC                                                                   Page  of [INSERT PAGE NUMBER]                            Confidential

PROJECT AGREEMENT AND LETTER OF AUTHORIZATION

Exhibit I: Components, Excipients & Reagents
Components
Vials
Type	Size / Neck Size	Mfg. & Part #	Supplied / Released by
Type 1 Glass	2mL / 13mm	TBD	Formatech
Stoppers
Style	Formulation / Coating	Mfg. & Part #	Supplied / Released by
Lyo	FluroTec	West; TBD	Formatech
Aluminum Seals
Style	Color	Mfg. & Part #	Supplied / Released by
13mm flip-off crimp seals	TBD	TBD	Formatech
Sterile Filters
Mfg.	Type	Part #	Supplied / Released by
TBD	TBD	TBD	Formatech
Excipients & Reagents
Description	Grade	Mfg. & Part #	Supplied / Released by
API is formulated in WFI only.

FORMATECH’s Component, Excipient and Reagent allowance is $2,000.00 per Project Agreement and CLIENT will be invoiced for all component, excipient, reagent and/or ID testing charges in excess of that amount.

*Please note that the following items will be addressed in the batch record with CLIENT input:

• Specifications regarding container closure and excipients/reagents manufacturers
• Catalog numbers and grades associated with container closure and excipients/reagents
• Numbers of reserve samples for testing required
• Filling tolerances and label claims

Exhibit II: MANUFACTURING SERVICES
Activity	Pricing	Notes
Disposable Manufacturing Equipment • Glass Formulation & Filling Vessels, filling assemblies, sterilizing filters	$
Batch Record Development & Issuance	$
Cleaning Qualification Study & Initial Cleaning Verification of Manufacturing Equipment		Verified using TOC Note: additional charges will be incurred if an alternate detection method is required i.e. RP-HPLC
Formulation: •Formulation suite usage •Continuous sparging with inert gas •Other special services (UF/DF, etc.)	Incl. N/A N/A
Aseptic Manufacturing: •Liquid Filling: ≤3,500 vials (1 day process) •Overtime charges, GMP suite •Lyophilization: ≤48 hours •Nitrogen gas overlay •Other special services	$ TBD $ N/A N/A

Note: Formulation & filling in GMP suite not to exceed 8 continuous hours. If filtering/fill time is extended, the following overtime rates will apply:
• 1-4 hours: $/hour
• Over 4 hours: $/hour
• Additional day: $/day

Label Production and Drug Product Labeling	TBD	Vial labeling required Box labels required Inkjet lot # on overseal
Bulk packaging	Included	Bulk pack into tamper-evident containers per Formatech SOP.
Shipping	TBD*	*Shipping and handling will be billed back to CLIENT separately
Total Cost of Manufacturing Services: $ + TBD

Exhibit II (cont.): ANALYTICAL SERVICES
Activity	Pricing	Notes
Bulk Drug Substance ID
Note: ID test material must be delivered to Formatech in a satellite container accompanying the API	TBD
Bulk Formulated Drug / In-process Testing
Density	$
Bioburden (includes preparatory test)	$	Upon completion of the preparatory test, the cost of this assay is $ for each subsequent fill
Sterile Filtered Bulk Drug
Bulk Sterility by membrane filtration	***	*** Outsourced – costs to be billed back to client.
Drug Product Release Testing
pH (3 samples)	$
Osmolality (3 samples)	$
Appearance (3 samples)	$
Karl Fischer, Moisture Content (3 samples)	$
Particulate Analysis (USP<788>)	***	*** Outsourced – costs to be billed back to client.
Sterility (and Bacteriostasis & Fungistasis if required)	***	*** Outsourced – costs to be billed back to client.
Bacterial Endotoxin (and inhibition & Enhancement if required)	***	*** Outsourced – costs to be billed back to client.
Total Cost of Analytical Services: $+ TBD & ***

Final Project Cost: $ USD + TBD & ***

NOTE: Formatech will provide CLIENT with one (1) copy of the completed batch record for this fill and the cost is included in the total project cost.  Any additional documentation requested by CLIENT including but not limited to copies of raw data, additional copies of batch records, etc., will be provided if requested by CLIENT and additional charges will be applied.

All separate invoices for shipping and testing services include a 20% surcharge for handling and processing.

FORMATECH, Inc., 200 Bulfinch Drive, Andover, MA  01810
FTI#: PA-036-10JC                                                                   Page  of [INSERT PAGE NUMBER]                            Confidential